                               GENERAL SECURITIES
                                  INCORPORATED



                                   [GRAPHIC]
                                    FOCUS ON
                                    --------

                                    QUALITY
                                   MANAGEMENT
                                    SYSTEMS
                                    --------



                          SEMI-ANNUAL REPORT MAY 31, 2000

TO THE SHAREHOLDERS OF

GENERAL SECURITIES
INCORPORATED


Since our last letter, our focus on undervalued, quality oriented companies along with a willingness to stick with a company through thick and thin met up with Mergers and Acquisitions (M&A) -- one of the driving forces in the market in the last six months. M&A played a role in three of our top five performers, including Ortel (up approx.180%) which was acquired for stock by Lucent Technologies. We believe Lucent saw in Ortel some of the same things that initially attracted us to Ortel and kept us hanging in there when things got rough. Ortel was an ISO-certified, quality oriented manufacturer of a key component in the build out of optical communication networks. It had great products and people and was undervalued in the market at the time of the offer. Corning (up 98%), the world's largest supplier of the fiber in fiber optics, acquired several smaller optical component manufacturers. To benefit from Corning's recent performance, we had to stay with it through a tough time not long ago when its management team decided to focus on its core competencies in glass and optics and made the tough decision to divest several sound but non-core businesses. Zygo (up 73%) was involved in an acquisition which provided it with an entry into the business of optical components manufacturing. Once again, being willing to hold shares in a company during a difficult time proved to be rewarding. To round out the top five performers, Intel (up 64%) has regained favor with investors along with many other top-tier semiconductor companies. Finally, Adac (up approximately 56%), a past Malcolm Baldrige winner and another case of holding a company through tough times, has started to recover as investors began to value the company on its future prospects rather than on past mistakes.

Companies that held back performance in the past six months included AT&T (down 36%) as the market reacted to accelerating competition in its core long distance businesses and the perception that they may have paid too much for recently acquired cable companies, TCI and Media One

Group. CSX (also down over 36%) is suffering as a result of prolonged difficulties associated with the integration of the Conrail assets which it acquired in the past year. Both AT&T and CSX, as well as three other significant under performers including MSFT (down approx. 31%), Covance (down approx. 27%) and Worthington (down 23%), underscore one of the risks we take when we seek to find quality oriented companies that we believe are undervalued. This risk, often referred to as a "bear trap", occurs when we incorrectly assess the market's reaction to problems with a company and invest too soon, resulting in a prolonged period of under performance. We use several tools to help us avoid these problems but no one tool or technique works all the time so we continue to seek ways to improve.

All companies in your portfolio are evaluated continually and, when performance extremes occur, our investing discipline generally requires some action to be taken in order to properly maintain the fund's risk/reward profile. We expect to take profits in certain companies that we believe have reached their fair value, and we intend to reduce or eliminate our holdings in companies that continue to underperform relative to our expectations.

We are delighted to report that, overall, your fund was up 24.13% in the past six months, outperforming both the S&P 500 and the Russell 1000 Value Index, which were up 2.90% and 4.20% respectively. We remain, as Jack used to say, cautiously optimistic about the future of the market and your fund's holdings and want to thank you for your continued support.



Mark Billeadeau
Senior Portfolio Manager

                      STATEMENT OF NET ASSETS MAY 31, 2000
                                     ASSETS
                                   (Unaudited)

                                                   Number of          Market
                                                    shares           value (a)
                                                  -----------      -------------
INVESTMENT SECURITIES (percentages repre-
sent value of investments compared to
total net assets):

  COMMON STOCKS (86.75%):
   Aerospace/Defense (.67%):
     Lockheed Martin Corp. ......................    15,000           $   367,500
                                                                    -------------
   Auto Parts - Original Equipment (2.65%):
     Dana Corp. .................................    35,000               903,438
     Tower Automotive ...........................    40,000               555,000
                                                                    -------------
                                                                        1,458,438
                                                                    -------------
   Banking (1.20%):
     Bank One ...................................    20,000               661,250
                                                                    -------------
   Chemicals (1.66%):
     Eastman Chemical Co. .......................    20,000               911,250
                                                                    -------------
   Communications Equipment (26.14%):
     Lucent Technologies, Inc. (b)...............   250,800            14,389,650
                                                                    -------------
   Computer Peripherals (1.14%):
     Microsoft Corp. ............................    10,000               625,625
                                                                    -------------
   Diversified Financials (2.26%):
     Citigroup, Inc. (b) ........................    20,000             1,243,750
                                                                    -------------
   Electrical Equipment, Machinery
    and Supplies (5.04%):
     General Electric Co. .......................    30,000             1,578,750
     Grainger (W.W.), Inc. ......................    30,000             1,198,125
                                                                    -------------
                                                                        2,776,875
                                                                    -------------
   Electronics (14.52%):
     Intel Corp. ................................    25,000             3,117,188
     Motorola, Inc. .............................     7,000               656,250
     Solectron Corp. ............................    20,000               661,250
     Xerox Corp. ................................    10,000               271,250
     Zygo Corp. .................................   100,000             3,287,500
                                                                    -------------
                                                                        7,993,438
                                                                    -------------
   Farm & Construction Machinery (2.27%):
     Deere & Co. ................................    30,000             1,246,875
                                                                    -------------
   Food Processing Equipment (1.15%):
     Sara Lee Corp. .............................    35,000               630,000
                                                                    -------------
   Hospital Suppliers (2.44%):
     Johnson & Johnson ..........................    15,000             1,342,500
                                                                    -------------
   Information Services (2.62%):
     Hewlett-Packard ............................    12,000             1,441,500
                                                                    -------------
   Instruments & Related Products (2.98%):
     Honeywell, Inc. ............................    30,000             1,640,625
                                                                    -------------
   Medical Instruments & Supplies (2.29%):
     Adac Laboratories ..........................    65,000             1,259,375
                                                                    -------------
   Paper & Forest Products (1.80%):
     Weyerhauser & Co. ..........................    20,000               992,500
                                                                    -------------
   Petroleum - Equipment & Service (2.78%):
     Halliburton Co. ............................    30,000             1,530,000
                                                                    -------------
   Pharmaceuticals (1.95%):
     Covance, Inc. ..............................    25,000               178,125
     Merck ......................................    12,000               895,500
                                                                    -------------
                                                                        1,073,625
                                                                    -------------
   Printing & Publishing (1.01%):
     Banta Corp. ................................    30,000               555,000
                                                                    -------------
   Retail & Wholesale (3.51%):
     Corning, Inc. ..............................    10,000             1,934,375
                                                                    -------------

                      STATEMENT OF NET ASSETS MAY 31, 2000
                                 ASSETS (CONT.)
                                   (Unaudited)

                                                   Number of           Market
                                                    shares            value (a)
                                                  -----------       -------------
  COMMON STOCKS  (Cont.):
   Steel/Producers (2.64%):
     Worthington Industries ...................     120,000             1,455,000
                                                                    -------------
   Transportation - Road (.79%):
     CSX Corp. ................................      20,000               435,000
                                                                    -------------
   Utilities - Telephone (3.24%):
     AT&T Corp. ...............................      15,000               520,312
     GTE ......................................      20,000             1,265,000
                                                                    -------------
                                                                        1,785,312
                                                                    -------------
      Total common stock (cost $22,528,526) .....................      47,749,463
                                                                    -------------
U.S. TREASURY BILLS (10.86%):
     $6,000,000, 5.78%, due 06/22/00 (c) ........................       5,980,190
                                                                    -------------
      Total U.S. Treasury Bills (cost $5,980,190) ...............       5,980,190
                                                                    -------------
MONEY MARKET INSTRUMENT (2.14%):
     State Street Capital Markets Sweep Account
      Variable Rate, 3.50%
      (cost $1,180,060) .........................................       1,180,060
                                                                    -------------
Total investment securities
  (cost $29,688,776) (d) ........................................      54,909,713
Cash ............................................................         186,311
Prepaid expenses ................................................           2,003
Dividends receivable ............................................          47,280
Receivable for capital shares sold ..............................             115
                                                                    -------------
      Total assets ..............................................     $55,145,422
                                                                    -------------

                                   LIABILITIES

Accrued investment advisory fees ................................          28,064
Accrued management administration fees ..........................          18,710
Other accrued expenses ..........................................          42,640
Payable for shares redeemed .....................................          10,614
                                                                    -------------
  Total liabilities .............................................         100,028
                                                                    -------------
Net assets applicable to outstanding capital stock ..............     $55,045,394
                                                                    =============
Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,619,044 shares .............          26,190
  Capital surplus ...............................................      29,630,780
  Undistributed net investment income ...........................         143,858
  Accumulated realized gains on investments .....................          23,629
  Unrealized appreciation of investments ........................      25,220,937
                                                                    -------------
Net assets applicable to outstanding capital stock ..............     $55,045,394
                                                                    -------------
Net asset value per share of outstanding capital stock ..........          $21.02
                                                                           ======


See accompanying notes to investment securities list and financial statements.

                        NOTES TO INVESTMENT SECURITIES LIST:
                                  MAY 31, 2000

(a)   Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)   New holding in fiscal 2000.
(c)   Rate shown is annualized yield on date of purchase.
(d)   At May 31, 2000 the cost of securities for federal income tax purposes was $29,688,776, and the aggregate unrealized
      appreciation and depreciation based on that cost was:
      Unrealized appreciation .....................................   $27,760,568
      Unrealized depreciation .....................................     2,539,631
                                                                      -----------
                                                                      $25,220,937
                                                                      ===========

                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2000
                                   (UNAUDITED)

INVESTMENT INCOME:
  Income:
   Dividends ......................................................   $   251,331
   Interest .......................................................       243,910
                                                                      -----------
     Total income .................................................       495,241
                                                                      -----------
  Expenses (note 2):
   Investment advisory fees .......................................       164,068
   Management administration fees .................................       109,379
   Shareholder notices and reports ................................        10,400
   Auditing and tax services ......................................        11,214
   Custodian and portfolio accounting fees ........................        23,790
   Transfer agent, registrar and disbursing agent fees ............        35,789
   Legal services .................................................         7,650
   Directors' fees ................................................         4,012
   Federal and state registration fees and expenses ...............         8,320
   Other insurance and bonds expenses .............................           318
                                                                      -----------
     Total expenses ...............................................       374,940
                                                                      -----------
   Investment income - net ........................................       120,301
                                                                      -----------
Realized and unrealized gains from investments - net:
  Net realized gains on securities
   transactions (note 3) ..........................................            64
  Net change in unrealized appreciation
   or depreciation of investments .................................    11,264,869
                                                                      -----------
  Net gain on investments .........................................    11,264,933
                                                                      -----------
  Net increase in net assets resulting
   from operations ................................................    11,385,234
                                                                      ===========

                                                                     Six Months
                                                                        Ended
                                                                     May 31, 2000          Year Ended November 30
                                                                      (Unaudited)       1999          1998          1997

FINANCIAL HIGHLIGHTS:
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:
Net asset value, beginning of year ................................     $ 16.93       $ 16.34       $ 16.55       $ 16.08
                                                                        -------       -------       -------       -------
Operations:
  Investment income - net .........................................         .05           .12           .15           .18
  Net realized and unrealized gains (losses) on investments .......        4.04          3.11           .72          2.08
                                                                        -------       -------       -------       -------
Total from operations .............................................        4.09          3.23           .87          2.26
                                                                        -------       -------       -------       -------
Distributions to shareholders:
  From investment income - net ....................................        -             (.06)         (.15)         (.18)
  Excess distributions of net investment income ...................        -               -           (.03)           -
  From net realized gains .........................................        -            (2.58)         (.90)        (1.61)
                                                                        -------       -------       -------       -------
Total distributions to shareholders ...............................        -            (2.64)        (1.08)        (1.79)
                                                                        -------       -------       -------       -------
Net asset value, end of year ......................................     $ 21.02       $ 16.93       $ 16.34       $ 16.55
                                                                        =======       =======       =======       =======
Total return* .....................................................       24.13%        19.85%         5.26%        14.08%
Net assets, end of year (000's omitted) ...........................     $55,045       $41,638       $43,791       $46,006
Ratio of expenses to average daily net assets .....................        1.37%         1.49%         1.47%         1.44%
Ratio of net investment income to average daily net assets ........         .45%          .70%          .90%         1.02%
Portfolio turnover rate ...........................................          00%           22%           25%           20%

                                                                       Year Ended November 30
                                                                         1996           1995

FINANCIAL HIGHLIGHTS:
SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:
Net asset value, beginning of year ................................     $ 14.61        $ 12.08
                                                                        -------        -------
Operations:
  Investment income - net .........................................         .17            .25
  Net realized and unrealized gains (losses) on investments .......        2.46           3.49
                                                                        -------        -------
Total from operations .............................................        2.63           3.74
                                                                        -------        -------
Distributions to shareholders:
  From investment income - net ....................................        (.17)          (.25)
  Excess distributions of net investment income ...................        (.01)            -
  From net realized gains .........................................        (.98)          (.96)
                                                                        -------        -------
Total distributions to shareholders ...............................       (1.16)         (1.21)
                                                                        -------        -------
Net asset value, end of year ......................................     $ 16.08        $ 14.61
                                                                        =======        =======
Total return* .....................................................       18.15%         31.15%
Net assets, end of year (000's omitted) ...........................     $39,974        $32,541
Ratio of expenses to average daily net assets .....................        1.50%          1.50%
Ratio of net investment income to average daily net assets ........        1.11%          1.79%
Portfolio turnover rate ...........................................          18%            24%


*These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions.

                       STATEMENT OF CHANGES IN NET ASSETS
                    SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
                        AND YEAR ENDED NOVEMBER 30, 1999

                                                         May 31,     November 30,
                                                          2000          1999
                                                      -----------    -----------
OPERATIONS:
  Net investment income ............................  $   120,301    $   318,273
  Net realized gains on investments ................           64      6,369,580
  Net change in unrealized appreciation
   or depreciation of investments ..................   11,264,869      1,565,600
                                                      -----------    -----------
  Net increase in assets from operations ...........   11,385,234      8,253,453
                                                      -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ............................      _             (164,449)
  Excess distributions of net
   investment income ...............................      _              _
  Net realized gains on investments ................      _           (6,346,015)
                                                      -----------    -----------
  Total distributions ..............................      _           (6,510,464)
                                                      -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 27,937 and
   48,932 shares, respectively .....................      576,233        823,327
  Net asset value of 339,557 and 143,859
   shares, respectively, issued in
   reinvestment of net investment income
   and net realized gain distributions .............    5,758,859      2,359,568
  Payments for redemptions of 208,571
   and 412,694 shares, respectively ................   (4,313,097)    (7,078,580)
                                                      -----------    -----------
  Increase in net assets from capital share
   transactions of 158,923 and decrease
   of 219,903 shares, respectively .................    2,021,995     (3,895,685)
                                                      -----------    -----------
TOTAL INCREASE IN NET ASSETS .......................   13,407,229     (2,152,696)
NET ASSETS:
  Beginning of period ..............................   41,638,165     43,790,861
                                                      -----------    -----------
  End of period (Including distributions in
   excess of net investment income of
   $143,858 and $23,557 respectively) ..............  $55,045,394    $41,638,165
                                                      ===========    ===========

*These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions.

                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2000
                                   (Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

    The significant accounting policies followed by the Fund are summarized as follows:

    INVESTMENTS IN SECURITIES
    Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

    Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES
    It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

    DISTRIBUTIONS
    Distributions to shareholders from investment income and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

    Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
    Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets, 1.25% of the Fund's average net assets for any fis-

                                  MAY 31, 2000
                                   (Unaudited)

    cal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3) SECURITIES TRANSACTIONS
    Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,152,250 and $0, respectively, for the six months ended May 31, 2000.

                               GENERAL SECURITIES
                                  INCORPORATED



                     PRESIDENT  Craig H. Robinson
                VICE PRESIDENT  Mark D. Billeadeau
                     SECRETARY  John R. Houston
                     TREASURER  Renee A. Rasmusson
                     DIRECTORS  M. Michelle Coady, Chairman
                                Gary D. Floss
                                David W. Preus
                                Charles Walton
                                Arnold M. Weimerskirch

            INVESTMENT MANAGER  Robinson Capital
                                Management, Inc.

          CUSTODIAN, REGISTRAR  State Street Corporation
            AND TRANSFER AGENT

               GENERAL COUNSEL  Robins, Kaplan, Miller &
                                Ciresi L.L.P.

   This report has been prepared primarily for the benefit of existing stockholders of the company and is not intended as an offer to sell the company's shares. When used otherwise, it must be accompanied or preceded by the current prospectus.



FOR FURTHER
INFORMATION ABOUT

                               GENERAL SECURITIES
                                  INCORPORATED

CONTACT:

ROBINSON CAPITAL MANAGEMENT, INC.
5100 EDEN AVENUE, SUITE 204
EDINA, MINNESOTA 55436
(952) 927-6799
800-577-9217

                               GENERAL SECURITIES
                                  INCORPORATED



                        ROBINSON CAPITAL MANAGEMENT, INC.
                           5100 EDEN AVENUE, SUITE 204
                             EDINA, MINNESOTA 55436
                                 (952) 927-6799
                                  800-577-9217